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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                              ---------------------

                                    FORM 8-K
                              ---------------------


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 21, 2003


                              ---------------------

                        GOLDEN WEST FINANCIAL CORPORATION

                              ---------------------



                          Commission file number 1-4629

               Incorporated Pursuant to the Laws of Delaware State

                   IRS Employer Identification No. 95-2080059

                 1901 Harrison Street, Oakland, California 94612
                                 (510) 446-3420
















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

Item 9.  Regulation FD Disclosure.

         The following information is furnished under Item 12 (Results of Operations and Financial Condition).

Exhibit No.      Exhibit

99.1             Second Quarter 2003 Earnings Press Release

99.2             June 2003 Thirteen Month Statistical Data Press Release






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               GOLDEN WEST FINANCIAL CORPORATION


Dated:  July 21, 2003                             /s/ Russell W. Kettell
                                                  ------------------------------
                                                  Russell W. Kettell
                                                  President and
                                                  Chief Financial Officer

                                                                    Exhibit 99.1
FOR FURTHER INFORMATION CONTACT                            FOR IMMEDIATE RELEASE
William C. Nunan, Group Senior Vice President
Telephone:  (510) 446-3614


July 21, 2003


                   GOLDEN WEST FINANCIAL REPORTS ALL-TIME HIGH
                         EARNINGS AND LOAN ORIGINATIONS


Oakland, California: Golden West Financial Corporation, parent of World Savings Bank, announced record diluted earnings per share of $1.76 in the second quarter, up 22% from the $1.44 reported during the same period in 2002. For the first half of 2003, per share profits reached $3.43, a 16% increase from the $2.95 posted in the first six months of 2002.

The Company also announced record loan originations of $8.0 billion in the second quarter, up 17% from the $6.9 billion reported one year earlier. For the first six months of 2003, new mortgage volume totaled $15.0 billion, a 22% increase from the $12.3 billion recorded in the first half of 2002.

Golden West's savings activity also remained very strong. For the three months ended June 30, 2003, deposit balances grew $882 million, setting a record for the second quarter and registering a 22% increase from the $722 million produced one year earlier. For the first six months of 2003, savings inflows amounted to $3.3 billion, a 90% increase from the $1.8 billion experienced in the first half of 2002.

Opening her comments with a discussion of the Company's growth in earnings, Marion O. Sandler, Chairman of the Board and Chief Executive Officer of Golden West, said, "In the second quarter of 2003, net interest income totaled $542 million, up 16% from the $465 million recorded one year earlier. This increase in our primary revenue source was largely due to the continued expansion of our loan portfolio, which grew 16% over the past twelve months. Obviously, having more mortgages, or earning assets, on our books adds to income."

Continuing her discussion of the factors influencing earnings, Sandler stated, "Higher revenue from sources other than net interest income also contributed to our record results. Noninterest income was $32 million greater in the second three months of 2003 than it was one year earlier, in large part because gains on sales increased as we sold more fixed-rate loans." During the second quarter of 2003, Golden West sold $894 million of loans, compared to $339 million in the same time period in 2002.

Wrapping up her earnings related comments, Sandler observed, "Our general and administrative expenses were 24% higher in the second quarter of 2003 than they were in the same three months of 2002. This increase in spending helped support the record volumes we produced on both the lending and savings sides of the business. The higher costs also reflect our continued investment in people and technology to support future growth."

Turning her comments to a review of lending results, Sandler remarked, "The lowest interest rates in 45 years continued to create strong demand for home loans, especially to refinance current mortgages. Taking advantage of this favorable market, our loan team originated record volume. This all-time high activity allowed us to grow the Company's loan balances despite high repayments and increased sales of fixed-rate mortgages." Golden West's loan portfolio grew $2.1 billion in the second quarter of 2003, and $4.2 billion in the first six months of the year.

Continuing, Sandler added, "Despite the exceptionally low rates being offered by our competitors on their fixed-rate alternatives, the majority of our new loan volume in the second quarter was in the form of adjustable rate mortgages, also called ARMs. These mortgages have many consumer benefits, and are desirable from the Company's point of view as well, because they help limit our earnings exposure when market interest rates rise." Adjustable rate loans comprised 91% of new lending in the second quarter of 2003.

Moving to a discussion of credit quality, Sandler pointed out, "Golden West's loan program continues to emphasize originating high-quality mortgages so we can limit credit risk. We measure success by our ratio of nonperforming assets and troubled debt restructured to total assets." At June 30, 2003, this ratio was a low .62%, virtually the same as the .64% ratio recorded one year earlier.

Switching to the Company's deposit growth, Sandler explained, "Continued uncertainty in the economy caused consumers to search for predictable, secure investments, and our savings products met these needs. As a result, the Company generated all-time high second quarter inflows. We were able to achieve this record growth despite the fact that deposits have traditionally been difficult to attract during the spring quarter, because many customers use available funds to pay their taxes."

Finally, the Company reported that it bought 486,975 shares of Golden West stock during the second three months of 2003, at a cost of $37 million. Under the current authorization, 10.0 million shares were still available to be acquired as of June 30, 2003.

Headquartered in Oakland, California, Golden West is the nation's third largest savings institution with assets of $72 billion as of June 30, 2003. Currently operating 476 savings and lending offices in 38 states under the World name, the Company has one of the most extensive thrift branch systems in the country. Golden West's stock is listed on the New York Stock and Pacific Exchanges under the ticker symbol GDW. Options on the Company's stock are traded on the Chicago Board Options Exchange and the Pacific Exchange.

Golden West investor information is available at www.gdw.com. Information about the Company's home loans and savings and checking accounts can be found at www.worldsavings.com and about its proprietary no-load mutual funds and annuities at www.atlasfunds.com.

Information in this Press Release may contain various forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include projections, statements of the plans and objectives of management for future operations, statements of future economic performance, assumptions underlying these statements and other statements that are not statements of historical facts. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are beyond Golden West's control. Should one or more of these risks, uncertainties or contingencies materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated. Among the key risk factors that may have a direct bearing on Golden West's results of operations and financial condition are competitive practices in the financial services industries; operational and systems risks; general economic and capital market conditions, including fluctuations in interest rates; economic conditions in certain geographic areas; and the impact of current and future laws and governmental regulations affecting the financial services industry in general and Golden West's operations in particular. In addition, actual results may differ materially from the results discussed in any forward-looking statements.
                                      # # #


                         Financial Information Attached

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF NET EARNINGS
                            AND OTHER FINANCIAL DATA
                                   (Unaudited)
                 (Dollars in thousands except per share figures)



                                                  Three Months Ended                 Six Months Ended
                                                        June 30                          June 30
                                             ------------------------------   -------------------------------
                                                 2003             2002            2003              2002
                                             -------------    -------------   --------------    -------------
Interest Income
    Interest on loans                          $  781,855        $ 711,522     $  1,555,684      $ 1,369,722
    Interest on mortgage-backed securities         67,939          112,479          146,854          292,447
    Interest and dividends on investments          21,529           29,788           46,219           59,856
                                             -------------    -------------   --------------    -------------
                                                  871,323          853,789        1,748,757        1,722,025
Interest Expense
    Interest on deposits                          236,128          263,148          486,230          539,729
    Interest on advances                           69,715          100,010          139,656          200,277
    Interest on repurchase agreements                  13              612            1,282            1,032
    Interest on other borrowings                   23,846           25,000           51,227           49,069
                                             -------------    -------------   --------------    -------------
                                                  329,702          388,770          678,395          790,107
                                             -------------    -------------   --------------    -------------
Net Interest Income                               541,621          465,019        1,070,362          931,918
Provision for loan losses                           3,501            5,186            7,980           13,725
                                             -------------    -------------   --------------    -------------
Net Interest Income after Provision for
    Loan Losses                                   538,120          459,833        1,062,382          918,193
Noninterest Income
    Fees                                           41,920           33,369           76,431           69,872
    Gain on the sale of securities, MBS and
loans                                              21,192            6,487           36,515           20,906
    Change in fair value of derivatives             2,793           (2,174 )          5,646            4,957
    Other                                          17,025           13,611           31,400           25,562
                                             -------------    -------------   --------------    -------------
                                                   82,930           51,293          149,992          121,297
Noninterest Expense
    General and administrative:
        Personnel                                 104,282           85,207          201,176          168,039
        Occupancy                                  24,298           21,240           47,897           42,405
        Deposit insurance                           1,652            1,509            3,273            3,011
        Advertising                                 5,332            3,042           11,317            6,927
        Other                                      41,616           31,969           83,227           63,646
                                             -------------    -------------   --------------    -------------
                                                  177,180          142,967          346,890          284,028

Earnings before Taxes on Income                   443,870          368,159          865,484          755,462
Taxes on Income                                   171,397          141,791          332,946          291,013
                                             -------------    -------------   --------------    -------------
Net Earnings                                   $  272,473       $  226,368       $  532,538       $  464,449
                                             =============    =============   ==============    =============

Basic Earnings Per Share                        $    1.79        $    1.46        $    3.48        $    2.99
                                             -------------    =============   ==============    =============
Diluted Earnings Per Share                      $    1.76        $    1.44        $    3.43        $    2.95
                                             =============    =============   ==============    =============

Average common shares outstanding             152,582,771      154,899,196      152,963,162      155,155,946
Average diluted common shares outstanding     155,091,780      157,078,432      155,424,954      157,269,057

Ratios: (a)
    Net earnings / average stockholders'
        equity                                      20.50%           19.85%           20.40%           20.76%
    Net earnings / average assets                    1.53%            1.49%            1.51%            1.55%
    Net interest margin (b)                          3.13%            3.15%            3.13%            3.21%
    General and administrative expense/
        average assets                                .99%             .94%             .99%             .95%
    Efficiency ratio (c)                            28.37%           27.69%           28.43%           26.97%

(a)  Ratios are annualized by multiplying the quarterly computation by four and the semi-annual computations by two. Averages are computed by adding the beginning balances and each monthend balance during the quarter and six month period and dividing by four and seven, respectively.
(b)  Net interest margin is net interest income divided by average interest-earning assets.
(c) Efficiency ratio is general and administrative expense divided by the sum of net interest income and noninterest income.

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                  CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                            AND OTHER FINANCIAL DATA
                                   (Unaudited)
                 (Dollars in thousands except per share figures)



                                                   Jun. 30         Mar. 31         Dec. 31        Sep. 30          Jun. 30
                                                     2003           2003            2002           2002              2002
                                                 ------------    ------------    -----------     -----------     -----------
ASSETS
  Cash                                           $   267,960      $  305,998     $  318,914      $  290,578      $  332,027
  Securities available for sale at fair value        604,998         618,377        922,177         586,329         369,238

  Purchased mortgage-backed securities
     available for sale at fair value                 27,524          31,727         34,543          37,828          40,562
  Purchased mortgage-backed securities
     held to maturity at cost                        106,098         132,654        161,846         193,747         216,697
  Mortgage-backed securities with recourse
     held to maturity at cost                      4,667,649       5,281,816      5,871,069       6,539,387       7,141,275
  Loans receivable less allowance for loan
     losses                                       63,690,274      60,960,882     58,268,899      55,110,526      51,624,345
                                                 ------------    ------------    -----------     -----------     -----------
     Total Loans Receivable including
     Mortgage-Backed Securities                   68,491,545      66,407,079     64,336,357      61,881,488      59,022,879
  Interest earned but uncollected                    198,639         191,377        183,130         203,042         198,842
  Investment in capital stock of Federal Home
  Loan Banks at cost which approximates fair value 1,132,714       1,121,798      1,072,817       1,063,098       1,050,819
  Foreclosed real estate                              11,027          11,362         11,244          11,774          11,664
  Premises and equipment, net                        355,042         356,301        351,942         346,476         343,620
  Other assets                                     1,136,100         991,211      1,209,247       1,132,042         993,025
                                                 ------------    ------------    -----------     -----------     -----------
                                                 $72,198,025     $70,003,503    $68,405,828     $65,514,827     $62,322,114
                                                 ============    ============    ===========     ===========     ===========

LIABILITIES and
STOCKHOLDERS' EQUITY
  Deposits                                       $44,385,717     $43,503,235    $41,038,797     $38,748,938     $36,230,741
  Advances from Federal Home Loan Banks           19,927,189      18,882,322     18,635,099      18,577,094      18,948,901
  Securities sold under agreements to repurchase      21,247          21,988        522,299          21,766          21,936
  Federal funds purchased                            265,000         200,000              0         200,000          50,000
  Bank notes                                          99,990               0      1,209,925       1,134,953       1,052,822
  Senior debt                                        990,467         990,076        989,690         989,295         198,407
  Subordinated notes                                 199,955         199,911        199,867         199,822         399,761
  Taxes on income                                    533,122         615,978        489,252         470,623         462,940
  Other liabilities                                  363,584         396,322        295,649         378,730         302,017
  Stockholders' equity                             5,411,754       5,193,671      5,025,250       4,793,606       4,654,589
                                                 ------------    ------------    -----------     -----------     -----------
                                                 $72,198,025     $70,003,503    $68,405,828     $65,514,827     $62,322,114
                                                 ============    ============    ===========     ===========     ===========

Book value per common share                        $   35.50       $   34.00      $   32.73       $   31.17       $   30.04
Common shares outstanding                        152,451,133     152,774,708    153,521,103     153,813,352     154,957,387

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                         QUARTERLY FINANCIAL HIGHLIGHTS
                                   (Unaudited)
                 (Dollars in thousands except per share figures)


                                                                            For the Quarter Ended
                                           ----------------------------------------------------------------------------------------
                                              Jun. 30          Mar. 31           Dec. 31             Sep. 30          Jun. 30
                                                2003             2003              2002               2002              2002
                                           --------------    -------------     -------------      --------------    ---------------

Net interest income                         $    541,621      $   528,741       $   502,676         $   495,700        $   465,019
Provision for loan losses                          3,501            4,479               961               6,484              5,186
Noninterest income                                82,930           67,062            67,841              57,862             51,293
Noninterest expense                              177,180          169,710           163,699             153,767            142,967
                                           --------------    -------------     -------------      --------------    ---------------
Earnings before taxes on income                  443,870          421,614           405,857             393,311            368,159
Taxes on income                                  171,397          161,549           156,486             148,852            141,791
                                           --------------    -------------     -------------      --------------    ---------------
Net earnings                                $    272,473      $   260,065       $   249,371         $   244,459        $   226,368
                                           ==============    =============     =============      ==============    ===============

Basic EPS                                   $       1.79      $      1.70        $     1.62          $     1.58         $     1.46
Diluted EPS                                 $       1.76      $      1.67        $     1.60          $     1.56         $     1.44

Average common shares outstanding            152,582,771      153,347,780       153,511,006         154,441,454        154,899,196
Average diluted common shares outstanding    155,091,780      155,851,663       155,688,363         156,490,431        157,078,432

Ratios: (a)
  Net earnings / average stockholders'
        equity (ROE)                               20.50%           20.32%            20.33%              20.66%             19.85%
  Net earnings / average assets (ROA)               1.53%            1.50%             1.49%               1.52%              1.49%
  Net interest margin (b)                           3.13%            3.14%             3.10%               3.19%              3.15%
  General and administrative expense /
        average assets                               .99%             .98%              .98%                .96%               .94%
  Efficiency ratio (c)                             28.37%           28.48%            28.69%              27.78%             27.69%

Loan loss reserve                           $    287,868      $   284,673       $   281,097         $   279,818        $   273,881
Net loan chargeoffs (recoveries)            $        306      $       903       $      (318)        $       547        $       632

Stockholders' equity / total assets                 7.50%            7.42%             7.35%               7.32%              7.47%

Total deposit net activity                  $    882,482      $  2,464,438      $  2,289,859        $  2,518,197        $   722,389

(a) Ratios are annualized by multiplying the quarterly computation by four.  Averages are computed by adding the beginning balance and each monthend balance during the quarter and dividing by four.
(b) Net interest margin is net interest income divided by average interest-earning assets.
(c) Efficiency ratio is general and administrative expense divided by the sum of net interest income and noninterest income.

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                              OTHER FINANCIAL DATA
                                   (Unaudited)
                             (Dollars in thousands)



                                                                         For the Quarter Ended
                                                 -----------------------------------------------------------------------
                                                   Jun. 30      Mar. 31        Dec. 31        Sep. 30        Jun. 30
                                                     2003         2003           2002           2002           2002
                                                 -----------   -----------   ------------  -------------   -------------
AVERAGE BALANCES  (a)
    Cash and investments                         $1,099,522    $1,331,028     $  988,223    $ 1,009,279      $  795,661
    Loans receivable including mortgage-backed
        securities                               67,444,562    65,342,133     63,115,392     60,490,880      57,462,160
    Investment in capital stock of Federal Home
        Loan Banks                                1,126,629     1,097,405      1,066,836      1,056,282       1,043,922
    Deposits                                     43,891,768    42,339,391     39,874,352     37,446,424      35,718,354
    Advances from Federal Home Loan Banks        19,765,434    18,598,691     18,418,659     18,902,821      18,596,039
    Securities sold under agreements to
        repurchase                                   21,557       372,164        171,762         22,248          23,076
    Other borrowings                              1,331,453     2,085,239      2,572,539      2,152,415       1,090,520
    Stockholders' equity                          5,315,729     5,118,183      4,906,872      4,732,215       4,561,323

Total Average Assets                             71,279,693    69,428,026     66,868,244     64,134,621      60,820,162
Average Interest-Earning Assets                  69,317,504    67,439,798     64,853,046     62,248,688      59,001,340
Average Interest-Bearing Liabilities             65,010,212    63,395,485     61,037,312     58,523,909      55,427,989


LOAN ACTIVITY
   New real estate loans originated              $8,044,095    $6,942,757    $ 7,644,576    $ 6,711,955     $ 6,897,783
   New adjustable rate mortgages as a
        percentage of new real estate loans
        originated                                       91%           91%            89%            93%             95%


LOANS SOLD AND SERVICED DATA
   Loan sales                                    $  894,345    $  804,541     $  988,743     $  329,601      $  339,498
   Loans serviced for others                      5,653,002     5,566,570      5,408,494      5,131,994       5,253,957
   Balance of capitalized mortgage servicing
        rights                                       82,060        74,192         69,448         60,687          61,778

NONPERFORMING ASSETS
    Loans (including MBS with recourse)
       90 days or more past due                  $  436,595    $  432,479     $  413,123     $  405,806      $  382,458
    Foreclosed real estate                           11,027        11,362         11,244         11,774          11,664
                                                 -----------   -----------   ------------  -------------   -------------
       Total nonperforming assets                $  447,622    $  443,841     $  424,367     $  417,580      $  394,122
                                                 ===========   ===========   ============  =============   =============

Ratio of nonperforming assets (NPAs) to total
        assets                                          .62%          .63%           .62%           .64%            .63%
Ratio of troubled debt restructured (TDRs) to
        total assets                                    .00           .00            .00            .01             .01
                                                 -----------   -----------   ------------  -------------   -------------
Ratio of NPAs and TDRs to total assets                  .62%          .63%           .62%           .65%            .64%
                                                 ===========   ===========   ============  =============   =============

SPREAD DATA
    Yield on loan portfolio                            4.92%         5.08%          5.28%          5.50%           5.59%
    Yield on investments                               1.27%         1.39%          1.94%          3.50%          17.23%
    Yield on earning assets                            4.90%         5.07%          5.25%          5.49%           5.59%

    Cost of deposits                                   2.12%         2.25%          2.56%          2.81%           2.92%
    Cost of borrowings                                 1.58%         1.67%          1.85%          2.10%           2.20%
    Cost of funds                                      1.94%         2.06%          2.32%          2.56%           2.65%

Yield on earning assets less cost of funds
(Primary Spread)                                       2.96%         3.01%          2.93%          2.93%           2.94%

(a) Averages are computed by adding the beginning balance and each monthend balance during the quarter and dividing by four.


                                                                    Exhibit 99.2

FOR FURTHER INFORMATION CONTACT                            FOR IMMEDIATE RELEASE
William C. Nunan, Group Senior Vice President
Telephone:  (510) 446-3614

July 21, 2003


         GOLDEN WEST FINANCIAL RELEASES THIRTEEN MONTH STATISTICAL DATA

Oakland, California: Golden West Financial Corporation, parent of World Savings Bank, today released statistical data for the thirteen months ended June 30, 2003.

Headquartered in Oakland, California, Golden West is the nation's third largest savings institution with assets of $72 billion as of June 30, 2003. Currently operating 476 savings and lending offices in 38 states under the World name, the Company has one of the most extensive thrift branch systems in the country. Golden West's stock is listed on the New York Stock and Pacific Exchanges under the ticker symbol GDW. Golden West investor information is available at www.gdw.com.

                        (Financial Information Attached)

                                            GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                                                       MONTHLY FINANCIAL HIGHLIGHTS
                                                           June 2002 - June 2003
                                                           (Dollars in millions)
                                                                                  2003                                         2002
                                              ---------------------------------------------------------------------------  ---------
                                                JUN           MAY          APR          MAR          FEB          JAN         DEC
                                              ---------  ------------  -----------  -----------  -----------  -----------  ---------
Total Assets                                  $ 72,198      $ 72,059     $ 70,859     $ 70,004     $ 69,590     $ 69,713    $68,406

Cash and Investments                          $    873      $  1,570     $  1,031     $    924     $  1,201     $  1,957    $ 1,241

Loan Balance (Including MBS)                  $ 68,492      $ 67,767     $ 67,113     $ 66,407     $ 65,598     $ 65,027    $64,336
Adjustable Rate Mortgages (Including MBS)     $ 66,078      $ 65,318     $ 64,633     $ 63,916     $ 63,127     $ 62,511    $61,770

Loans Originated - Month                      $  2,786      $  2,606     $  2,652     $  2,531     $  2,074     $  2,338    $ 2,648
  Percentage ARMs - Month                           92%           91%          90%          91%          90%          90%        89%
  Percentage Refinances - Month                     70%           70%          71%          71%          73%          72%        69%
Loans Originated - YTD                        $ 14,987      $ 12,201     $  9,595     $  6,943     $  4,412     $  2,338    $ 26,683
  Percentage ARMs - YTD                             91%           90%          90%          91%          90%          90%        92%
  Percentage Refinances - YTD                       71%           71%          72%          72%          73%          72%        62%

Total Deposits                                $ 44,386      $ 44,083     $ 43,595     $ 43,503     $ 42,708     $ 42,107    $41,039

Total Deposit Net Activity - Month            $    303      $    488     $     92     $    795     $    601     $  1,068    $   820

Total Deposit Net Activity - YTD              $  3,347      $  3,044     $  2,556     $  2,464     $  1,669     $  1,068    $ 6,566

Federal Home Loan Bank Borrowings             $ 19,927      $ 20,374     $ 19,878     $ 18,882     $ 18,337     $ 18,541    $18,635
Other Borrowings:
   Reverse Repurchases                              21            22           21           22          422          522        522
   Federal Funds Purchased                         265             0            0          200            0            0          0
   Bank Notes                                      100             0            0            0          812        1,360      1,210
   Senior Debt                                     990           990          990          990          990          990        990
   Subordinated Notes                              200           200          200          200          200          200        200
                                              ---------  ------------  -----------  -----------  -----------  -----------  ---------
         Total Borrowings                     $ 21,503      $ 21,586     $ 21,089     $ 20,294     $ 20,761     $ 21,613    $21,557
                                              =========  ============  ===========  ===========  ===========  ===========  =========

Yield on Loan Portfolio                           4.92%         4.96%        5.02%        5.08%        5.16%        5.22%      5.28%
Yield on Investments                              1.27          1.30         1.34         1.39         1.32         1.34       1.94
                                              ---------  ------------  -----------  -----------  -----------  ----------- ----------
   Combined Yield on Earning Assets               4.90%         4.91%        5.00%        5.07%        5.12%        5.14%      5.25%

Cost of Deposits                                  2.12%         2.14%        2.17%        2.25%        2.30%        2.47%      2.56%
Cost of Federal Home Loan Bank Borrowings         1.37          1.40         1.43         1.46         1.51         1.57       1.68
Cost of Other Borrowings                          4.17          5.03         5.03         4.51         3.20         2.84       2.92
                                              ---------  ------------  -----------  -----------  -----------  -----------  ---------
   Combined Cost of Funds                         1.94%         1.97%        1.99%        2.06%        2.10%        2.23%      2.32%
                                              ---------  ------------  -----------  -----------  -----------  -----------  ---------

Net Interest Rate Spread (Primary Spread)         2.96%         2.94%        3.01%        3.01%        3.02%        2.91%      2.93%
                                              =========  ============  ===========  ===========  ===========  ===========  =========

Loans Sold                                    $    336      $    286     $    272     $    252     $    251     $    302     $  329

Loan and MBS Repayments and Payoffs - Month   $  1,728      $  1,662     $  1,681     $  1,473     $  1,253     $  1,353     $1,510
As a % of Prior Month Loan Balances
(Annualized)                                     30.59%        29.72%       30.37%       26.95%       23.13%       25.23%     28.55%

Nonperforming Assets and Troubled Debt
   Restructured as a % of Total Assets             .62%          .63%         .64%         .63%         .65%         .63%       .62%


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
               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                          MONTHLY FINANCIAL HIGHLIGHTS
                              June 2002 - June 2003
                              (Dollars in millions)
                                                                                       2002
                                                   -----------------------------------------------------------------------------
                                                      NOV          OCT           SEP          AUG           JUL         JUN
                                                   -----------  -----------  ------------  -----------  ------------ -----------
Total Assets                                         $ 67,032     $ 66,520      $ 65,515     $ 65,110      $ 63,592    $ 62,322

Cash and Investments                                  $   844      $   991       $   877     $  1,497      $    962    $    701

Loan Balance (Including MBS)                         $ 63,463     $ 62,781      $ 61,881     $ 61,005      $ 60,055    $ 59,023
Adjustable Rate Mortgages (Including MBS)            $ 60,789     $ 60,106      $ 59,159     $ 58,280      $ 57,342    $ 56,263

Loans Originated - Month                             $  2,337     $  2,660      $  2,212     $  2,235      $  2,265    $  2,174
  Percentage ARMs - Month                                  88%          89%           91%          93%           95%         95%
  Percentage Refinances - Month                            68%          68%           64%          59%           55%         55%
Loans Originated - YTD                               $ 24,035     $ 21,698      $ 19,038     $ 16,826      $ 14,591    $ 12,326
  Percentage ARMs - YTD                                    92%          92%           93%          93%           93%         93%
  Percentage Refinances - YTD                              61%          60%           59%          59%           59%         59%

Total Deposits                                       $ 40,219     $ 39,490      $ 38,749     $ 37,826      $ 36,980    $ 36,231

Total Deposit Net Activity - Month                   $    729     $    741      $    923     $    846      $    749    $    488

Total Deposit Net Activity - YTD                     $  5,746     $  5,017      $  4,276     $  3,353      $  2,507    $  1,758

Federal Home Loan Bank Borrowings                    $ 18,129     $ 18,333      $ 18,577     $ 18,916      $ 19,170    $ 18,949
Other Borrowings:
   Reverse Repurchases                                    122           21            22           22            24          22
   Federal Funds Purchased                                450          450           200            0             0          50
   Bank Notes                                             913        1,175         1,135        1,873         1,318       1,053
   Senior Debt                                            990          989           989          496           198         198
   Subordinated Notes                                     200          200           200          200           300         400
                                                   -----------  -----------  ------------  -----------  ------------ -----------
         Total Borrowings                            $ 20,804     $ 21,168      $ 21,123     $ 21,507      $ 21,010    $ 20,672
                                                   ===========  ===========  ============  ===========  ============ ===========

Yield on Loan Portfolio                                  5.39%        5.42%         5.50%        5.54%         5.56%       5.59%
Yield on Investments                                     4.04         3.06          3.50         2.45          3.05       17.23
                                                   -----------  -----------  ------------  -----------  ------------ -----------
   Combined Yield on Earning Assets                      5.38%        5.41%         5.49%        5.51%         5.55%       5.59%

Cost of Deposits                                         2.63%        2.74%         2.81%        2.85%         2.89%       2.92%
Cost of Federal Home Loan Bank Borrowings                1.82         1.89          1.93         1.98          2.03        2.09
Cost of Other Borrowings                                 3.11         3.20          3.34         2.73          3.01        3.37
                                                   -----------  -----------  ------------  -----------  ------------ -----------
   Combined Cost of Funds                                2.41%        2.50%         2.56%        2.57%         2.61%       2.65%
                                                   -----------  -----------  ------------  -----------  ------------ -----------

Net Interest Rate Spread (Primary Spread)                2.97%        2.91%         2.93%        2.94%         2.94%       2.94%
                                                   ===========  ===========  ============  ===========  ============ ===========

Loans Sold                                            $   328      $   332       $   149       $   85        $   96    $     92

Loan and MBS Repayments and Payoffs - Month          $  1,384     $  1,500      $  1,238     $  1,259      $  1,202    $  1,102
As a % of Prior Month Loan Balances (Annualized)        26.45%       29.08%        24.34%       25.17%        24.45%      22.82%

Nonperforming Assets and Troubled Debt
   Restructured as a % of Total Assets                    .63%         .64%          .65%         .63%          .66%        .64%



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